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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
                             ----------------
                                FORM 8-KSB
              CURRENT REPORT PURSUANT TO SECTION 13 OR
                  15(D) OF THE SECURITIES EXCHANGE ACT OF
                  1934
                         ------------------------
                             DECEMBER 31, 1996
             Date of report (Date of earliest event

                         reported) ------------------------

                      Commission File Number: 0-18108 -----

                         -------------------

                        FINET HOLDINGS CORPORATION
          (Exact name of registrant as specified in its charter)

                                 DELAWARE
                         (State or jurisdiction of
                      incorporation or organization)

                            3021 CITRUS CIRCLE
                          WALNUT CREEK, CA 94598
                  (Address of principal executive office)

                                94-3115180
                   (IRS Employer Identification Number)

                     Telephone Number: (415) 658-4150
           (Registrant's telephone number, including area code)


(Former name, former address and former fiscal year, if changed since last report)

    Indicate by check mark whether the registrant has (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to filing requirements within the past 90 days.
                             Yes `X'  No___
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ITEM 4 CHANGES IN INDEPENDENT ACCOUNTANT

Pursuant to Finet's previously reported reverse acquisition of Monument Mortgage, Inc. on December 31, 1996, it has recently been determined by the Registrant's current independent accountant and confirmed by the Commission on April 7, 1997 that, for accounting purposes, Monument Mortgage, Inc. was the acquiring entity.

Accordingly, on December 31, 1996, the effective date of the transaction, Reuben E. Price & Co., Finet's principal independent accountant, was automatically succeeded as the Registrant's principal independent accountant by Deloitte Touche LLP, the then principal independent accountant of Monument Mortgage, Inc.

Subsequently, on March 17, 1997, the client-auditor relationship between the Registrant and Deloitte Touche LLP voluntarily ceased and Reuben E. Price & Co. was reengaged as the Registrant's principal independent accountant.

During the two most recent years there were no disagreements between Reuben E. Price & Co. and Finet or between Deloitte Touche LLP and Monument Mortgage, Inc. on any matters of accounting practice or principles, financial statement disclosure or auditing scope or procedure.

Included herein are a Letter of Succession and Engagement Resignation from Reuben E. Price & Company and a Letter of Resignation from Deloitte Touche LLP.


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                  LETTER OF SUCCESSION & RE-ENGAGEMENT

                        REUBEN E. PRICE & CO.
                         703 MARKET STREET
                        SAN FRANCISCO,CA 94103


April 8, 1997

To the Board of Directors and Stockholders
Finet Holdings Corporation

Pursuant to the business combination of Finet Holdings Corporation and Monument Mortgage, Inc., effective December 31, 1996, and pursuant to the accounting treatment of the business combination as a reverse acquisition (per APB 16, paragraph 70), Monument Mortgage Inc. became the acquiring corporation.

Accordingly, we have determined that Reuben E. Price & Co. was automatically succeeded as the principal independent accountant of the Registrant by Deloitte Touche LLP on that date.

Pursuant to the resignation of Deloitte Touche LLP as the Registrant's principal independent accountant on March 17, 1997, Reuben E. Price & Co.
was re-engaged as the Registrant's principal independent accountant and hereby accepts said engagement effective as of that date.

/s/ Reuben E. Price & Company





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                           LETTER OF RESIGNATION
                            DELOITTE TOUCHE LLP
                           50 Fremont Street
                        San Francisco,CA 94105


March 17, 1997

Mr. Paul R. Garrrigues
Senior Vice President and Chief Financial Officer
MONUMENT MORTGAGE, INC.
3021 Citrus Circle, Suite 150
Walnut Creek, CA 94598

Dear Mr. Garrigues:

This is to confirm that the client-auditor relationship between Monument Mortgage, Inc. and Deloitte & Touche LLP has ceased.

Yours truly,

/s/ Deloitte & Touche